THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 (“THE ACT”), NOR UNDER APPLICABLE STATE SECURITIES LAWS.  THIS NOTE MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND STATE LAWS, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

ISSUE DATE:

August 30, 2013

LENDER OR NOTE HOLDER:

Perry L. Miller

PRINCIPAL SUM:

$150,000

CYCLONE URANIUM CORPORATION

30.0 % PROMISSORY NOTE

1.

PROMISE TO PAY

1.1

Promise to Pay - FOR VALUE RECEIVED, CYCLONE URANIUM CORPORATION, a Nevada corporation (the “Company”), promises to pay to the order of the Lender on the Maturity Date any remaining unpaid Principal Sum plus any accrued but unpaid interest.  This 30.0% Promissory Note (the “Note”) is issued pursuant to that certain Subscription Agreement dated August 30, 2013 between the Company and Lender (the “Subscription Agreement”).

1.2

Maturity Date - The Maturity Date of this Note is one hundred twenty days from the Issue Date.  The Company shall pay any unpaid Principal Sum outstanding to the Lender in lawful money of the United States of America on the Maturity Date, and any accrued but unpaid interest, at the address of the Lender provided in the Subscription Agreement or such other address as the Lender designates by written notice to the Company prior to the payment being made.

1.3

Payment of Interest - Interest at the rate of 30.0% per annum on the Principal Sum will accrue and be paid at maturity.

1.4

Prepayment - The Company shall have the right to prepay this Note, in whole or in part, at any time prior to the Maturity Date.  Any amounts prepaid under this Note shall be credited first against any accrued but unpaid interest and then against principal.

1.5

Events of Default - The whole of the Principal Sum or the balance remaining unpaid, together with any accrued and unpaid interest may, at the option of the Lender, become immediately due and payable upon the occurrence of any of the following events (each event being called an “event of default”):

(a)

the Company defaults in payment of the Principal Sum or accrued interest on the Maturity Date and the default continues for 60 days after written notice of the default to the Company by the Lender;

(b)

the Company defaults in payment of any Minimum Payment for 60 days and the default continues for 30 days after written notice of the default to the Company by Lender;

(c)

the Company defaults in the performance or observance of any other covenant or condition of the Note and the default continues for 90 days after written notice of the default to the Company by the Lender;

(d)

an order is made for the winding-up of the Company; a petition is filed by or against the Company; an assignment for the benefit of creditors is made by the Company; a receiver or agent is appointed in respect of the Company under any bankruptcy or insolvency legislation, or by or on behalf of a secured creditor of the Company; or an application is made under the United States Bankruptcy Code or any successor or similar legislation;

(e)

the Company ceases to carry on its business or disposes of substantially all of its assets; or

(f)

the Company takes any corporate proceedings for its dissolution or liquidation.

2.

AVAILABLE AUTHORIZED CAPITAL

The Company will, at all times after the Company increases its authorized capital such that sufficient shares of Common Stock are available for issuance upon conversion, while this Note is outstanding, keep available shares of authorized and unissued common stock sufficient to enable the Principal Sum evidenced by this Note from time to time outstanding and unconverted, to be converted to shares of common stock in accordance with this Note.

3.

REGISTERS OF THE COMPANY

3.1

Maintenance of Registers - The Company shall, at all times while this Note is outstanding, cause to be kept by and at the principal office of the Company, registers in which will be entered the Lender's name and address and particulars of this Note held by it.  No transfer, exchange or conversion of this Note will be valid unless made by the Lender or its administrators or other legal representatives or its attorney duly appointed by an instrument in writing unless in form and execution satisfactory to the Company acting reasonably upon compliance with such requirements as are set out in this Note, and such other requirements as the Company acting reasonably may prescribe, and unless the transfer has been duly entered on one of the appropriate registers or noted on this Note by the Company or other registrar.

3.2

Inspection of Registers - The registers referred to above will at all reasonable times be open for inspection by the Lender.

3.3

Transfer on Registers - Subject to restrictions under the Securities Act of 1933 and similar laws, the Lender may at any time and from time to time have this Note transferred at any of the places at which a register is kept pursuant to the provisions of this section, in accordance with such reasonable regulations as the Company may prescribe.

4.

GENERAL

4.1

Ownership of Note - The Company will not be charged with notice of nor be bound to see to the execution of any trust, whether expressed, implied or constructive, in respect of this Note and the Company may transfer this Note on the direction of the Lender whether named as trustee or otherwise, as though that person were the beneficial owner.

4.2

Notice and Other Instruments - Any notice, demand or other communication required or permitted to be given to a party must be in writing and must be sent, if to the Company, as follows:

______________________________

______________________________

______________________________

or if to Lender, to the address set forth on the Company’s books and records.  The notice must be:

(a)

personally delivered to that party; or

(b)

except during a period of strike, lock-out or other postal disruption, sent by registered mail, postage prepaid to the address of that party set forth on the signature page; or

(c)

sent by telegraph, telecopier, telex or facsimile, e-mail, or similar communication tested prior to sending and confirmed by prepaid registered or certified mail to the address of that party set forth on the signature page;

and will be deemed to have been received by that party on the earliest of the date of delivery under paragraph (a), the actual date of receipt where mailed under paragraph (b) and the day following the date of communication (otherwise than by U.S Postal Service mail) under paragraph (c).  Any party may give written notice to the other party of a change of address to some other address, in which event any communication must thereafter be given to that party, at the last such changed address of which the party communicating has received written notice.

4.3

Headings - Headings to the sections, paragraphs, subparagraphs and clauses of this Note have been inserted for convenience of reference only, and are not to affect its construction.

4.4

Governing Law - This Note and the rights, remedies, powers, covenants, duties and obligations of the parties will be construed in accordance with and governed by the laws of the State of Colorado and the federal laws of the United States.

4.5

Severability - If any provision of this Note is or becomes invalid, illegal or unenforceable in any respect, that fact will not affect the validity, legality or enforceability of the remaining provisions of this Note or any valid, legal or enforceable parts of the impugned provision.

4.6

Binding on Successors – This Note will inure to the benefit of and be binding upon each of the parties and their respective heirs, executors, administrators, successors and permitted assigns.

4.7

Amendment and Waiver – This Note may not be amended, waived, discharged or terminated except by a document executed by the party against whom enforcement of the amendment, waiver, discharge or termination is sought.

CYCLONE URANIUM CORPORATION

By:                    /s/ James G. Baughman

Title:                              CEO

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